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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  DECEMBER 17, 1999
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                              QUEST SOFTWARE, INC.
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               (Exact name of registrant as specified in charter)

        CALIFORNIA                      333-80543                33-0231678
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                           92618
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  (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (949) 754-8000
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         (Former name or former address, if changed since last report.)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On December 17, 1999, Quest Software, Inc. ("Quest") acquired all of the outstanding shares of MBR Technologies, Inc. ("MBR"), a California corporation (the "Acquisition"). The Acquisition was consummated pursuant to an Agreement and Plan of Merger by and among Quest, Quest Merger Corporation ("Sub"), a Delaware corporation and wholly-owned subsidiary of Quest, MBR and John Rocha, Joseph F. Brusatto, Michael Q. Mai, and Vicente Perez de Tudela (collectively, the "Shareholders"), dated as of November 2, 1999, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 6, 1999 (as amended, the "Merger Agreement"). Under the Merger Agreement, Sub was merged with and into MBR, and MBR was the surviving corporation in the merger and became a wholly-owned subsidiary of Quest. Quest issued an aggregate of 93,471 shares of common stock, and paid $1,313,852 in cash, net of reductions for certain liabilities, in exchange for all of the outstanding stock and options of MBR.

         8,546 shares of the total number of shares of Quest common stock issued to the Shareholders (the "Escrow Shares") were placed in a 12-month escrow account as security for the indemnification obligations set forth in the Merger Agreement. In general, pursuant to the Merger Agreement and the related escrow agreement, Quest may recover from the escrow for any loses, expenses, liabilities or other damages due to a breach of any representation, warranty, covenant or agreement of MBR or any Shareholder in the Merger Agreement and for certain other enumerated items.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Pursuant to Item 7 of Form 8-K, the financial information required by
         Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)      Pro Forma Financial Information

         Pursuant to Item 7 of Form 8-K, the financial information required by
         Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

(c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of November 2, 1999 by and among Quest Software, Inc., Quest Merger Corporation, MBR Technologies, Inc., John Rocha, Joseph F. Brusatto, Michael Q. Mai and Vicente Perez de Tudela, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 6, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Quest Software, Inc.



Date:  December 29, 1999                By:  /s/  John J. Laskey
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                                        John J. Laskey,
                                        Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibits         The following document is filed as an exhibit to this report:

2.1 Agreement and Plan of Merger dated as of November 2, 1999 by and among Quest Software, Inc., Quest Merger Corporation, MBR Technologies, Inc., John Rocha, Joseph F. Brusatto, Michael Q. Mai and Vicente Perez de Tudela, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 6, 1999.

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